Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

AND

THIRD AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

(NON-CREST ENTITIES)

This THIRD AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES) (collectively, this “Amendment”) is entered into, as of April 3, 2009, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Guarantors and the Grantors (as defined in the Credit Agreement referenced below), the Lenders, and The Bank Of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A. Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders signatory thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, and Second Amendment to Credit Agreement, dated as of December 31, 2008, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. In connection with the Credit Agreement, Borrower and certain of its affiliates have entered into that certain Guarantee and Collateral Agreement (Non-Crest Entities) (as amended by that certain First Amendment to Guarantee and Collateral Agreement (Non-Crest Entities) and Second Amendment to Guarantee and Collateral Agreement, each dated as of December 31, 2008, as further amended, restated, supplemented or otherwise modified from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”);

C. In connection with the Credit Agreement, certain affiliates of Borrower have entered into that certain Guarantee and Collateral Agreement (Crest Entities) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LNG Entities Guarantee and Collateral Agreement”);

D. Borrower has notified the Administrative Agent, the Collateral Agent and the Lenders that it desires to amend the Credit Agreement and the Non-LNG Entities Guarantee and Collateral Agreement to release Sabine Pass Tug Services, LLC (“Sabine Pass Tug Services”) as a Guarantor and Grantor therein; and

E. Subject to certain conditions as set forth herein, the Administrative Agent, the Collateral Agent and the Lenders are willing to agree to such amendment relating to the Credit Agreement and the Non-LNG Entities Guarantee and Collateral Agreement.

NOW THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Guarantors and the Grantors signatory hereto (each, a “Cheniere Party” and collectively, the “Cheniere Parties”), the Administrative Agent, the Collateral Agent and the Lenders, hereby agree as follows:

1.	Amendments to the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

‘“Sabine Pass Tug Services” shall mean Sabine Pass Tug Services, LLC, a Delaware limited liability company.

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of April             , 2009, among Borrower, certain affiliates of Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Lenders.

“Third Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 4 of the Third Amendment.”

(b)	Section 1.01 of the Credit Agreement is further amended by deleting clause (ix) of the defined term “Ordinary Course Operations” in its entirety and replacing such clause (ix) as follows:

“(ix) (A) funding other expenses reasonably related to the operations of the Loan Parties and their Subsidiaries, (B) the organizational maintenance cost and expenses of Subsidiaries of CEI that are not Loan Parties or Marketing Entities and (C) any loans or advances made by a Loan Party to Sabine Pass Tug Services the proceeds of which are used by Sabine Pass Tug Services to fund the net cash operating deficit incurred by Sabine Pass Tug Services in connection with its leases for tugs.”

(c)	A new Section 6.18 shall be inserted into the Credit Agreement, immediately following the end of Section 6.17, as follows:

“No Loan Party shall, or shall permit its direct or indirect Subsidiaries to, allow Sabine Pass Tug Services to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for a Restricted Payment to Sabine at any time Sabine Pass Tug Services has any loans, advances or other obligations outstanding pursuant to clause (Y) of Section 6.04(d).”

(d)	As of the date hereof, Sabine Pass Tug Services is hereby removed as a signatory to the Credit Agreement in its capacity as a Grantor and a Guarantor therein.

(e)	Schedule 1A to the Credit Agreement is hereby amended to remove Sabine Pass Tug Services from the list of Grantors and Guarantors set forth therein, and accordingly Schedule 1A to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1A as attached hereto.

(f)	Schedule 1C to the Credit Agreement is hereby amended to remove Sabine Pass Tug Services from the list of Non-LNG Entities set forth therein, and accordingly Schedule 1C to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1C as attached hereto.

2.	Amendments to the Non-LNG Entities Guarantee and Collateral Agreement.

(a)	Section 1.01 of the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Third Amendment” shall mean that certain Third Amendment to Guarantee and Collateral Agreement (Non-Crest Entities), dated as of April             , 2009, among the Borrower, certain affiliates of the Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Lenders.

“Third Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 4 of the Third Amendment.”

(b)	As of the date hereof, Sabine Pass Tug Services is hereby removed as a signatory to the Non-LNG Entities Guarantee and Collateral Agreement in its capacity as a Grantor and a Guarantor therein.

(c)	Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to remove Sabine Pass Tug Services from the list of Intercompany Loan Parties set forth therein, and accordingly Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced in its entirety with Schedule 1 as attached hereto.

(d)	Schedule 4.07(a) of the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to remove Cheniere Midstream Holdings, Inc. as the Grantor of the Pledged Equity Interests of Sabine Pass Tug Services and accordingly Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced in its entirety with Schedule 4.07(a) as attached hereto.

3.	Representations and Warranties. Each Cheniere Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

(a)	Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

(b)	Enforceability. This Amendment has been duly executed and delivered by such Cheniere Party and constitutes a legal, valid and binding obligation of such Cheniere Party enforceable against such Cheniere Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)	Authorization, No Conflicts. The execution, delivery and performance of this Amendment by each Cheniere Party (i) has been duly authorized by all requisite organizational action of such Cheniere Party and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Cheniere Party, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Cheniere Party is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Cheniere Party (other than Liens created under the Security Documents).

4.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)	Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Cheniere Parties, each Lender, the Administrative Agent and the Collateral Agent.

(b)	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

(c)	Restated Global Intercompany Note. The Collateral Agent shall have received an original restated Global Intercompany Note in the form of Exhibit F to the Credit Agreement, executed by each of the parties originally signatory thereto, other than Sabine Pass Tug Services (which shall be removed as a Payee signatory thereto but shall remain as a Maker signatory thereto), and such restated Global Intercompany Note shall have been duly and validly pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, accompanied by instruments of transfer endorsed in blank.

(d)	Other Documents. The Loan Parties shall, promptly upon the execution thereof, deliver the Terminal Marine Services Agreement and all documents, instruments and agreements (including all schedules, exhibits, annexes and side-letters thereto) among Total Gas & Power North America, Inc., Chevron U.S.A. Inc. (collectively, the “Assuming Parties”) and Sabine Pass Tug Services or any of its Affiliates in connection with the Assuming Parties agreement to reimburse, or assume the obligations of, Sabine Pass Tug Services with respect to certain leases of tugs; provided that it is agreed that all such documents, instruments and agreements with respect to the Assuming Parties shall be substantially similarly to the drafts attached to the Terminal Marine Services Agreement dated March 13, 2009 provided to the Required Lenders by email on March 19, 2009.

(e)	Necessary Consents. Each Cheniere Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

(f)	Fees. All fees and expense reimbursements payable by the Borrower to the Administrative Agent, the Collateral Agent and the Lenders for which invoices have been presented shall have been paid in full.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Administrative Agent shall be entitled to rely on such confirmation.

5.	Reference to and Effect Upon the Loan Documents.

(a)	Except as specifically set forth above, each of the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(b)	Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

(c)	Any reference in any Loan Document to the Credit Agreement or the Non-LNG Entities Guarantee and Collateral Agreement shall be a reference to the Credit Agreement and the Non-LNG Entities Guarantee and Collateral Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

(d)	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

6.	Further Assurances. Each Cheniere Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

7.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

9.	Counterparts. This Waiver may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

10.	Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

11.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

12.	Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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CHENIERE COMMON UNITS HOLDING, LLC, as Borrower and as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG SERVICES S.A.R.L., as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG SERVICES, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE PIPELINE COMPANY, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P. , as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE SUPPLY & MARKETING, INC., as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CORPUS CHRISTI LNG, LLC, as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CREOLE TRAIL LNG, L.P., as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY PARTNERS GP, LLC, as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE ENERGY, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG, INC., as a Loan Party and as a Guarantor and a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE MARKETING, LLC (formerly Cheniere Marketing, Inc.), as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

BLACKSTONE DISTRESSED SECURITIES FUND L.P.

By: Blackstone Distressed Securities Associates L.P., its General Partner

By: Blackstone DD Associates LLC, its General Partner

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

By: GSO Capital Partners, LP, its Investment Advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

SCORPION CAPITAL PARTNERS, LP, as a Lender

By: Scorpion GP, LLC

By:	/s/ Nuno Brandolini
Name:	Nuno Brandolini
Title:	Manager

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Eddie Wang
Name:	Eddie Wang
Title:	Vice President

SCHEDULE 1A TO CREDIT AGREEMENT

LIST OF GUARANTORS AND GRANTORS

Guarantors	Grantors
Cheniere Energy, Inc.	Cheniere Energy, Inc.
Cheniere Midstream Holdings, Inc.	Cheniere Midstream Holdings, Inc.
Cheniere LNG Services, Inc.	Cheniere LNG Services, Inc.
Cheniere Pipeline Company	Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC	Cheniere Pipeline Interests GP, LLC
Grand Cheniere Pipeline, LLC	Grand Cheniere Pipeline , LLC
Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail GP, Inc.
Cheniere LNG, Inc.	Cheniere LNG, Inc.
Cheniere LNG Terminals, Inc.	Cheniere LNG Terminals, Inc.
Cheniere LNG Holdings, LLC	Cheniere LNG Holdings, LLC
Cheniere Energy Shared Services, Inc.	Cheniere Energy Shared Services, Inc.
Cheniere Creole Trail Pipeline, L.P.	Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.	Cheniere Corpus Christi Pipeline, L.P.
Cheniere LNG O&M Services, LLC	Cheniere LNG O&M Services, LLC
Cheniere Energy Operating Co., Inc.	Cheniere Common Units Holding, LLC
Cheniere Southern Trail Pipeline, L.P.	Cheniere Supply & Marketing, Inc.
Cheniere Marketing, LLC (formerly
Cheniere Marketing, Inc.)
Cheniere Energy Partners GP, LLC
Cheniere Energy Operating Co., Inc.
Cheniere Southern Trail Pipeline, L.P.
Corpus Christi LNG, LLC
Creole Trail LNG, L.P.
Cheniere LNG Services S.A.R.L.

SCHEDULE 1C TO CREDIT AGREEMENT

LIST OF NON-LNG ENTITIES

Cheniere Midstream Holdings, Inc.

Cheniere Energy Operating Co., Inc.

Cheniere Pipeline Company

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Southern Trail Pipeline, L.P.

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Cheniere Common Units Holding, LLC

Cheniere Supply & Marketing, Inc.

Cheniere LNG Services S.A.R.L.

SCHEDULE 1 TO GUARANTEE AND COLLATERAL AGREEMENT

(NON-CREST ENTITIES)

Part 1. Pledgors

Cheniere Common Units Holding, LLC

Cheniere Midstream Holdings, Inc.

Cheniere Pipeline Company

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Part 2. Intercompany Loan Parties

Cheniere Common Units Holding, LLC

Cheniere Midstream Holdings, Inc.

Cheniere Pipeline Company

Cheniere Pipeline GP Interests, LLC

Cheniere Southern Trail GP, Inc.

Grand Cheniere Pipeline, LLC

Cheniere Creole Trail Pipeline, L.P.

Cheniere Corpus Christi Pipeline, L.P.

Cheniere LNG Services, Inc.

Cheniere Supply & Marketing, Inc.

Cheniere Energy Operating Co., Inc.

Cheniere Southern Trail Pipeline, L.P.

Cheniere LNG Services S.A.R.L.

SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT

(NON-CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.	Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Pipeline Company	Cheniere Pipeline GP Interests, LLC	100	100	100%	1

	Grand Cheniere Pipeline, LLC	100 units	100 units	100%	1

II.	Pledged Partnership Interests

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Common Units Holding, LLC	Cheniere Energy Partners, L.P.	10,891,357 common units	26,416,357 common units	41.22959 % of the common units	0048 and 0049

Cheniere Pipeline GP Interests, LLC	Cheniere Creole Trail Pipeline, L.P.	General Partnership Interest	N/A	0%	uncertificated

	Cheniere Corpus Christi Pipeline, L.P.	General Partnership Interest	N/A	0%	uncertificated

Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail Pipeline, L.P.	General Partnership Interests	N/A	0%	Uncertificated

Grand Cheniere Pipeline, LLC	Cheniere Creole Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1

	Cheniere Corpus Christi Pipeline, L.P.	Limited Partnership Interest	N/A	100%	Uncertificated

	Cheniere Southern Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	Uncertificated

III.	Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Midstream Holdings, Inc.	Cheniere LNG Services, Inc.	1,000	1,000	100%	2	$0.01

	Cheniere Energy Operating Co., Inc.	1,000	1,000	100%	49	No Par Value

	Cheniere Pipeline Company	1,000	1,000	100%	6	$0.01

	Cheniere Supply & Marketing, Inc.	1,000	1,000	100%	3	$0.01

Cheniere Pipeline Company	Cheniere Southern Trail GP, Inc.	1,000	1,000	100%	1	$0.01